UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Electromed, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 15, 2019.

ELECTROMED, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 16, 2019
Date: November 15, 2019 Time: 10:00 AM, CST
ELECTROMED, INC. 500 SIXTH AVENUE NW NEW PRAGUE, MN 56071	Location:	500 Sixth Avenue Northwest New Prague, MN 56071

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Annual Report on Form 10-K Notice and Proxy Statement Shareholder Letter

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 1, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Only registered holders and those beneficial holders that present a legal proxy from the record holder of their shares may vote in person at the meeting. Please review the proxy statement for the requirements for admission to the meeting in person.

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Voting Items
The Board of Directors recommends you vote FOR all of the following nominees:

1.	Election of Directors, thereby setting the number of directors at seven.

	Nominees:

	01)	Stephen H. Craney	05)	Lee A. Jones
	02)	John L. Erb	06)	Kathleen S. Skarvan
	03)	Stan K. Erickson	07)	George H. Winn
	04)	Gregory J. Fluet

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	To ratify appointment of RSM US LLP as our independent registered public accounting firm.

3.	To approve, on a non-binding and advisory basis, our executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	To recommend, on a non-binding and advisory basis, whether executive compensation votes should occur every year, every two years or every three years.

NOTE: At their discretion, the proxies are authorized to vote on any other business properly brought before the meeting or any adjournment thereof.

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